UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 5, 2023

VIVANI MEDICAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36747	02-0692322
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5858 Horton Street, Suite 280 Emeryville, California		94608
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (415) 506-8462

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	VANI	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03	Material Modification to Rights of Security Holders.

On July 6, 2023, Vivani Medical, Inc. (“us,” “we,” “our,” “Vivani,” or the “Company”) changed its state of incorporation from the State of California to the State of Delaware (the “Reincorporation”) by means of a Plan of Conversion, effective July 5, 2023 (the “Plan of Conversion”). The Reincorporation, including the principal terms of the Plan of Conversion, was submitted to a vote of, and approved by, the Company’s stockholders at the Company’s 2023 Annual Meeting of Stockholders held on June 15, 2023 (the “2023 Annual Meeting”), as set forth in the Company’s revised definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission (the “SEC”) on May 1, 2023 (the “Definitive Proxy Statement”).

The Reincorporation was accomplished by filing: (i) a Certificate of Conversion with the Secretary of State of the State of California (the “California Certificate of Conversion”); (ii) a Certificate of Conversion with the Secretary of State of the State of Delaware (the “Delaware Certificate of Conversion”); and (iii) a Certificate of Incorporation with the Secretary of State of the State of Delaware (the “Certificate of Incorporation”). In connection with the Reincorporation, the Company’s board of directors adopted new bylaws (the “Bylaws”).

Upon the effectiveness of the Reincorporation on July 6, 2023:

●	The Company’s affairs ceased to be governed by the California Corporations Code and the Company’s California articles of incorporation and bylaws, in each case as in effect immediately prior to the Reincorporation, and the Company’s affairs became governed by the Delaware General Corporation Law (the “DGCL”), the Certificate of Incorporation, and the Bylaws;

●	The resulting Delaware corporation (“Vivani-Delaware”) (i) is deemed to be the same entity as the Company as incorporated in California (“Vivani-California”) for all purposes under California and Delaware law, (ii) continues to have all of the rights, privileges, and powers of Vivani-California, (iii) continues to possess all of the properties of Vivani-California, and (iv) continues to have all of the debts, liabilities, and duties of Vivani-California;

●	Each (i) issued and outstanding share of common stock. no par value per share, of Vivani-California automatically became an issued and outstanding share of common stock, par value $0.0001 per share, of Vivani-Delaware, (ii) options exercisable for common stock of Vivani-California automatically became equivalent options exercisable for shares of common stock of Vivani-Delaware, (iii) warrants or other rights to acquire shares of common stock Vivani-California automatically became equivalent warrants or other rights to acquire shares of common stock of Vivani-Delaware, and (iv) outstanding certificates representing shares of Vivani-California common stock shall be deemed equivalent certificates representing shares of Vivani-Delaware common stock;

●	All employee benefit, stock option plans and incentive plans of Vivani-California continue to be employee benefit, stock option plans and incentive plans of Vivani-Delaware; and

●	Each director and officer of Vivani-California continues to hold his or her respective office with Vivani-Delaware.

Certain rights of the Company’s stockholders changed as a result of the Reincorporation, and such changes are described in the Definitive Proxy Statement under the sections entitled “Proposal 3: Reincorporation From California to Delaware” and “Proposals 4A-4F: Governance Provisions of the Company’s Certificate of Incorporation And Bylaws Relating to the Reincorporation” more specifically, the heading thereunder entitled, “Significant Differences Between the Charters and Bylaws of Vivani California and Vivani Delaware and Between the Corporate Laws of California and Delaware,” and such description is incorporated by reference in this Item 3.03. Additionally, a more detailed description of the Plan of Conversion and the effects of the Reincorporation is set forth in the Definitive Proxy Statement under the section entitled “Proposal 3: Reincorporation From California to Delaware,” which description is incorporated by reference in this Item 3.03. The foregoing description of the Plan of Conversion, the Certificate of Incorporation, the Bylaws, the California Certificate of Conversion, and the Delaware Certificate of Conversion, is only a summary and is qualified in its entirety by reference to the full text of the Plan of Conversion, the Certificate of Incorporation, the Bylaws, the California Certificate of Conversion, and the Delaware Certificate of Conversion, which are filed as Exhibits 99.1, 3.1, 3.2, 3.3, and 3.4, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

The Reincorporation does not affect the trading of the Company’s shares of common stock on the NASDAQ Capital Market in any respect. The Company, as a Delaware corporation, will continue to file periodic reports and other documents as and when required by the rules and regulations of the SEC.

Stockholders who are holding their shares of common stock of the Company in electronic form at brokerage firms do not have to take any action as a result of the Reincorporation. Stockholders holding paper certificates representing outstanding shares of common stock of the Company also do not need to take any action as a result of the Reincorporation because each stock certificate continues to represent the same number of shares of common stock of the Company as a Delaware corporation. Do not destroy your certificates representing Vivani-California shares as these now evidence shares of Vivani-Delaware.

The Company believes that the Reincorporation will not affect any of the Company’s material contracts with any third parties, and the Company’s rights and obligations under such material contractual arrangements will continue to be rights and obligations of the Company after the Reincorporation. The Reincorporation did not result in any change in headquarters, business, jobs, management, location of any of the offices or facilities, number of employees, assets, liabilities, or net worth (other than as a result of the costs incident to the Reincorporation) of the Company.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As disclosed in Item 3.03 above, effective July 6, 2023, the Company changed its state of incorporation from California to Delaware pursuant to the Plan of Conversion. As of that date, the rights of the Company’s stockholders began to be governed by Delaware corporation laws, the Certificate of Incorporation, and the Bylaws. The Certificate of Incorporation and the Bylaws are filed herewith as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference. Certain rights of the Company’s stockholders were changed as a result of the Reincorporation. A more detailed description of the Certificate of Incorporation and Bylaws, and the changes in rights of the Company’s stockholders as a result of the Reincorporation, is set forth in the Company’s Definitive Proxy Statement, which description is incorporated herein by reference.

The information contained in Item 3.03 of this Current Report on Form 8-K is incorporated by reference in this Item 5.03.

Item 8.01	Other Events.

Description of Capital Stock

Vivani Medical, Inc. (“us,” “we,” “our,” “Vivani,” or the “Company”) currently has on file with the SEC (i) a Registration Statement on Form S-8 (No. 333-267271) that registers shares of common stock to be issued to the Company’s officers and employees under the Company’s 2022 Omnibus Incentive Plan, (ii) a shelf Registration Statement on Form S-3 (No. 333-256904) and (iii) a Registration Statement on Form S-3 (No. 333-255267) that relates to the resale of shares of common stock that may be offered for sale from time to time by the selling stockholders named in the prospectus included as part of such registration statement. This Current Report on Form 8-K is automatically incorporated by reference into the registration statements listed above, thereby amending such registration statements.

Our common stock, par value $0.0001 per share (the “Common Stock”), is registered pursuant to Section 12(b) of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), and this Description of Capital Stock shall be incorporated by reference into any Registration Statement on Form S-8 (or applicable successor forms) that may be filed in the future by the Company with the SEC under the U.S. Securities Act of 1933, as amended (the “Securities Act”), until and to the extent that such Description of Capital Stock is subsequently amended or modified by any amendment or report filed by the Company with the SEC under the Exchange Act for the purpose of updating such description.

The following summary of general terms and provisions of our capital stock does not purport to be complete. These descriptions are in all respects subject to, and qualified in their entirety by, and should be read in conjunction with our Certificate of Incorporation, our Bylaws, and applicable provisions of the Delaware General Corporation Law (“DGCL”).

General

The rights of the holders of our Common Stock are governed by the DGCL, our Certificate of Incorporation, and our Bylaws.

The Company is authorized to issue up to 310,000,000 shares of capital stock of which (i) 300,000,000 shares shall be shares of Common Stock, and (ii) 10,000,000 shares shall be shares of undesignated preferred stock, par value $0.0001 per share (“Undesignated Preferred Stock”).

Common Stock

Voting Rights. Each share of our Common Stock is entitled to one vote on all stockholder matters. Shares of our Common Stock do not possess any cumulative voting rights. Except for the election of directors, if a quorum is present at any meeting of stockholders, an action on a matter is approved if it receives the affirmative vote of the majority of the votes properly cast for such matter, unless otherwise required by applicable law, the Certificate of Incorporation, or Bylaws. The election of directors by stockholders will be determined by a plurality of the votes properly cast. The rights, preferences, and privileges of holders of Common Stock are subject to, and may be impacted by, the rights of the holders of shares of any series of preferred stock that we have designated, or may designate and issue in the future.

Dividend Rights. Holders of our Common Stock are entitled to receive dividends ratably, if any, as may be declared by our board of directors out of legally available funds, subject to preferential dividend rights of any preferred stock then outstanding.

Liquidation and Dissolution Rights. Upon voluntary or involuntary liquidation, dissolution or winding up, our net assets shall be distributed pro rata to the holders of our Common Stock.

Other Rights. Holders of our Common Stock are not entitled to preemptive, subscription, redemption, or conversion rights, and no sinking fund provisions are applicable to our Common Stock.

Trading Market. Our Common Stock is listed for trading on the NASDAQ Capital Market under the symbol “VANI.”

Undesignated Preferred Stock

Our board of directors has the authority, without further action by our stockholders, to issue up to 10,000,000 shares of Undesignated Preferred Stock in one or more series and to fix the rights, preferences, privileges, and restrictions thereof. These rights, preferences, and privileges could include dividend rights, conversion rights, voting rights, terms of redemption, liquidation preferences, sinking fund terms, and the number of shares constituting, or the designation of, such series, any or all of which may be greater than the rights of common stock. The issuance of our preferred stock could adversely affect the voting power of holders of our Common Stock and the likelihood that such holders will receive dividend payments and payments upon our liquidation. In addition, the issuance of preferred stock could have the effect of delaying, deferring, or preventing a change in control of our Company or other corporate action.

Anti-takeover effects of our Certificate of Incorporation and Bylaws and Delaware Law

Our Certificate of Incorporation and Bylaws include a number of provisions that may have the effect of delaying, deferring or preventing another party from acquiring control of us and encouraging persons considering unsolicited tender offers or other unilateral takeover proposals to negotiate with our board of directors rather than pursue non-negotiated takeover attempts. These provisions include the items described below.

Removal of Directors and Filling of Vacancies. Our Certificate of Incorporation provide that directors may be removed only for cause and only upon the affirmative vote of holders of not less than two-thirds (2/3) of the outstanding shares of capital stock then entitled to vote at an election of directors. Furthermore, at least forty-five (45) days prior to any annual or special meeting of stockholders at which it is proposed that any director be removed from office, written notice of such proposed removal, and the alleged grounds thereof shall be sent to the director whose removal will be considered at the meeting. Our Certificate of Incorporation and Bylaws provide that, subject to the rights, if any, of the holders of any series of Undesigned Preferred Stock to elect directors and to fill vacancies in the board of directors related thereto, any and all vacancies in the board of directors, however occurring, including, without limitation, by reason of an increase in the size of the board of directors, or the death, resignation, disqualification, or removal of a director, shall be filled solely and exclusively by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum of the board of directors, and not by the stockholders. Any director appointed in accordance with the preceding sentence shall hold office for the remainder of the full term for which the new directorship was created or the vacancy occurred and until such director’s successor shall have been duly elected and qualified or until his or her earlier resignation, death, or removal. The limitations on removal of directors and treatment of vacancies has the effect of making it more difficult for stockholders to change the composition of our board of directors.

No Written Consent of Stockholders. Our Certificate of Incorporation provides that any action required or permitted to be taken by the stockholders of the Company at any annual or special meeting of stockholders of the Company must be effected at a duly called annual or special meeting of stockholders and may not be taken or effected by a written consent of stockholders in lieu thereof. This limit may lengthen the amount of time required to take stockholder actions and would prevent the amendment of our Bylaws or removal of directors by our stockholders without holding a meeting of stockholders.

Special Meeting of Stockholders. Our Certificate of Incorporation and Bylaws provide that special meetings of stockholders may be called only by the board of directors acting pursuant to a resolution approved by the affirmative vote of a majority of the directors then in office, and special meetings of stockholders may not be called by any other person or persons.

Amendment to Certificate of Incorporation and Bylaws by Stockholders. As required by the DGCL, any amendment of our Certificate of Incorporation must first be approved by a majority of our board of directors, and if required by law or our Certificate of Incorporation, must thereafter be approved by a majority of the outstanding shares entitled to vote on the amendment and a majority of the outstanding shares of each class entitled to vote thereon as a class.

Our Bylaws may be amended by the affirmative vote of a majority of the directors then in office, subject to any limitations set forth in the Bylaws, and may also be amended at any annual meeting or special meeting called for such purpose by the affirmative vote of the majority of the outstanding shares entitled to vote on the amendment, in each case voting together as a single class.

Undesignated Preferred Stock. Our Certificate of Incorporation provides for 10,000,000 authorized shares of Undesignated Preferred Stock. The existence of authorized but unissued shares of preferred stock may enable our board of directors to discourage an attempt to obtain control of us by means of a merger, tender offer, proxy contest, or otherwise. For example, if in the due exercise of its fiduciary obligations, our board of directors were to determine that a takeover proposal is not in the best interests of our stockholders, our board of directors could cause shares of preferred stock to be issued without stockholder approval in one or more private offerings or other transactions that might dilute the voting or other rights of the proposed acquirer or insurgent stockholder or stockholder group. In this regard, our Certificate of Incorporation grants our board of directors broad power to establish the rights and preferences of authorized and unissued shares of preferred stock. The issuance of shares of preferred stock could decrease the amount of earnings and assets available for distribution to holders of shares of our Common Stock. The issuance may also adversely affect the rights and powers, including voting rights, of these holders and may have the effect of delaying, deterring or preventing a change in control of us.

Choice of Forum. Our Bylaws provides that unless the Company consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Company, (ii) any action asserting a claim of, or a claim based on, a breach of a fiduciary duty owed by any current or former director, officer, or other employee or stockholder of the Company to the Company or the Company’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the DGCL or the Certificate of Incorporation or the Bylaws (including the interpretation, validity or enforceability thereof) or as to which the DGCL confers jurisdiction on the Court of Chancery of the State of Delaware, or (iv) any action asserting a claim governed by the internal affairs doctrine; provided, however, that this sentence will not apply to any causes of action arising under the Securities Act of 1933, as amended, or the Exchange Act, or to any claim for which the federal courts have exclusive jurisdiction. In addition, unless the Company consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall be the sole and exclusive forum for resolving any complaint asserting a cause of action arising under the Securities Act of 1933, as amended, the Exchange Act, or the respective rules and regulations promulgated thereunder (the “Federal Forum Provision”). These forum provisions may impose additional costs on stockholders, may limit our stockholders’ ability to bring a claim in a forum they find favorable, and the designated courts may reach different judgements or results than other courts. In addition, there is uncertainty as to whether our Federal Forum Provision will be enforced, which may impose additional costs on us and our stockholders.

Advance Notice Requirements. Our Bylaws establish advance notice procedures with regard to stockholder proposals relating to the nomination of candidates for election as directors or new business to be brought before meetings of our stockholders. These procedures provide that notice of stockholder proposals must be timely given in writing to our corporate secretary prior to the meeting at which the action is to be taken. Generally, to be timely, notice must be received at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary date of the annual meeting for the preceding year. Our Bylaws specify the requirements as to form and content of all stockholders’ notices. These requirements may preclude stockholders from bringing matters before the stockholders at an annual or special meeting.

Anti-Takeover Effects Under Section 203 of Delaware General Corporation Law. Section 203 of the DGCL prohibits a Delaware corporation from engaging in any “business combination” with any “interested stockholder” for a period of three years after the date that such stockholder became an interested stockholder, unless the business combination is approved in a prescribed manner. Under Section 203, a business combination between a corporation and an interested stockholder is prohibited unless it satisfies one of the following conditions:

●	before the stockholder became interested, our board of directors approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder;

●	upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, excluding for purposes of determining the voting stock outstanding, shares owned by persons who are directors and also officers, and employee stock plans, in some instances, but not the outstanding voting stock owned by the interested stockholder; or

●	at or after the time the stockholder became interested, the business combination was approved by our board of directors and authorized at an annual or special meeting of the stockholders by the affirmative vote of at least two-thirds of the outstanding voting stock which is not owned by the interested stockholder.

Section 203 defines a business combination to include:

●	any merger or consolidation involving the corporation and the interested stockholder;

●	any sale, transfer, lease, pledge, exchange, mortgage, or other disposition involving the interested stockholder of 10% or more of the assets of the corporation;

●	subject to exceptions, any transaction that results in the issuance or transfer by the corporation of any stock of the corporation to the interested stockholder;

●	subject to exceptions, any transaction involving the corporation that has the effect of increasing the proportionate share of the stock of any class or series of the corporation beneficially owned by the interested stockholder; or

●	the receipt by the interested stockholder of the benefit of any loans, advances, guarantees, pledges, or other financial benefits provided by or through the corporation.

In general, Section 203 defines an interested stockholder as any entity or person beneficially owning 15% or more of the outstanding voting stock of the corporation and any entity or person affiliated with or controlling or controlled by the entity or person.

Transfer Agent

Our transfer agent is VStock Transfer, LLC, 18 Lafayette Place, Woodmere, NY 11598; telephone (212) 828-8436.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
2.1	Plan of Conversion (incorporated by reference to Appendix A to the Company’s revised definitive proxy statement filed with the SEC on May 1, 2023)
3.1	Certificate of Incorporation of Vivani Medical, Inc., filed with the Secretary of State of Delaware and effective, July 6, 2023
3.2	Bylaws of Vivani Medical, Inc. (a Delaware Corporation) effective July 6, 2023
3.3	Certificate of Conversion, filed by Vivani Medical, Inc. with the Secretary of State of California and effective July 5, 2023
3.4	Certificate of Conversion, filed by Vivani Medical, Inc. with the Secretary of State of Delaware and effective July 6, 2023
99.1	Plan of Conversion of Vivani Medical, Inc. (a California corporation) to Vivani Medical, Inc. (a Delaware corporation), dated July 5, 2023 and effective July 5, 2023
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIVANI MEDICAL, INC.

Date: July 10, 2023	By:	/s/ Adam Mendelsohn
Name: Adam Mendelsohn
Title: Chief Executive Officer